UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No._)

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ADVANCED SERIES TRUST

(Name of Registrant As Specified In Its Charter)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

655 Broad Street

6th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

February 26, 2024

To the Shareholders:

At a meeting held on September 19-20, 2023, the Board of Trustees (the Board) of the Advanced Series Trust, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved new subadvisory agreements (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements) for the AST Advanced Strategies Portfolio (the Portfolio) with each of Jennison Associates LLC, PGIM Real Estate, a business unit of PGIM, Inc. (PGIM Real Estate), and J.P. Morgan Investment Management Inc. (collectively, the New Subadvisers) that became effective December 11, 2023.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreements to replace existing subadvisory agreements with each of Massachusetts Financial Services Company (MFS), Pacific Investment Management Company, LLC (PIMCO), T. Rowe Price Associates, Inc. (T. Rowe Price) and William Blair Investment Management, LLC (William Blair). Prior to December 11, 2023, LSV Asset Management (LSV), MFS, PGIM Fixed Income, a business unit of PGIM, Inc. (PGIM Fixed Income), PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), PIMCO, T. Rowe Price and William Blair served as the subadvisers to the Portfolio, and PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., (PGIML), served as sub-subadviser to the Portfolio. Effective December 11, 2023, the New Subadvisers were added as new subadvisers to serve alongside the Portfolio's existing subadvisers, PGIM Quantitative Solutions, PGIM Fixed Income and LSV, and the Portfolio's sub-subadviser, PGIML. The investment management agreement relating to the Portfolio has not been, and will not be, changed as result of the New Subadvisory Agreements. The Manager will continue to manage the Portfolio and supervise the Portfolio's subadvisers. The New Subadvisory Agreements do not affect the subadvisory agreement with LSV.

This information statement describes the circumstances surrounding the Board's approval of the New Subadvisory Agreements and provides you with an overview of their terms. This information statement does not require any action by you. It is provided to inform you about the change in the Portfolio's subadvisory arrangements.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTASIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

655 Broad Street

6th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

February 26, 2024

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Advanced Strategies Portfolio (the Portfolio), a series of the Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager-of-Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Orders permit the Portfolio's investment managers to hire subadvisers that are either indirectly or directly wholly-owned subsidiaries of, or that are not affiliated with, the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, and without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of AST are located at 655 Broad Street, 6th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of new subadvisory agreements for the Portfolio. At a meeting held on September 19-20, 2023 (the Meeting), the Board, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved new subadvisory agreements for the Portfolio (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements) with each of Jennison Associates LLC (Jennison), PGIM Real Estate, a business unit of PGIM, Inc. (PGIM Real Estate), and J.P. Morgan Investment Management Inc. (J.P. Morgan, and together with Jennison and PGIM Real Estate, the New Subadvisers). The New Subadvisory Agreements became effective on December 11, 2023.

As the investment managers to the Portfolio, the Manager has entered into the New Subadvisory Agreements to replace existing subadvisory agreements with each of Massachusetts Financial Services Company (MFS), Pacific Investment Management Company, LLC (PIMCO), T. Rowe Price Associates, Inc. (T. Rowe Price) and William Blair Investment Management, LLC (William Blair). Prior to December 11, 2023, LSV Asset Management (LSV), MFS, PGIM Fixed Income, a business unit of PGIM, Inc. (PGIM Fixed Income), PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), PIMCO, T. Rowe Price and William Blair served as the subadvisers to the Portfolio, and PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., (PGIML) served as sub-subadviser to the Portfolio. Effective December 11, 2023, the New Subadvisers were added as new subadvisers to serve alongside the Portfolio's existing subadvisers, PGIM Quantitative Solutions, PGIM Fixed Income, and LSV, and the Portfolio's sub-subadviser, PGIML. The New Subadvisory Agreements do not affect the subadvisory agreement with LSV. The Manager will continue to manage the Portfolio and supervise the Portfolio's subadvisers.

The investment objective of the Portfolio has not changed. The investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreements. The Management Agreement and the subadvisory agreement between the Manager and LSV were last approved by the Trustees, including a majority of the Independent Trustees, at the June 2023 Board meeting.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about February 27, 2024 to shareholders invested in the Portfolio as of December 11, 2023.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

APPROVAL OF THE NEW SUBADVISORY AGREEMENTS

At the Meeting, the Board considered the New Subadvisory Agreements with respect to the Portfolio between the Manager and each of the New Subadvisers. The Board noted that the purpose of the New Subadvisory Agreements was to replace the prior subadvisory agreements for the Portfolio (the Prior Subadvisory Agreements) between the Manager and each of MFS, PIMCO, T. Rowe Price and William Blair, (the Prior Subadvisers). The Board also noted that PGIM Quantitative Solutions, PGIM Fixed Income, and LSV would remain as subadvisers, and PGIML would remain as sub-subadviser, alongside the New Subadvisers.

In advance of the Meeting, the Board requested and received materials relating to each of the New Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with its consideration.

At the Meeting, the Board, including all of the Independent Trustees, approved the New Subadvisory Agreements after concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

Before approving the New Subadvisory Agreements, the Board, including the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including: the nature, quality and extent of services to be provided to the Portfolio by each of the New Subadvisers; comparable performance information; the fees to be paid by the Manager to each of the New Subadvisers; profitability; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the New Subadvisers. The Board also considered information provided by the Manager and the New Subadvisers with respect to other funds managed by the New Subadvisers, which information had been provided throughout the year at regular Board meetings. In connection with its deliberations, the Board considered information provided by the Manager and each of the New Subadvisers at, or in advance of, the Meeting. The Board had the opportunity to ask questions and request further information in connection with its considerations. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board's decision to approve each of the New Subadvisory Agreements.

The Board determined that the overall arrangements between the Manager and each of the New Subadvisers were appropriate in light of the services to be performed and the fee arrangements under each of the New Subadvisory Agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board's approval of each of the New Subadvisory Agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the Prior Subadvisers under the Prior Subadvisory Agreements, and those that would be provided by the New Subadvisers under the New Subadvisory Agreements for the Portfolio. The Board noted that it was reasonable to conclude that the nature and extent of services provided to the Portfolio under the Prior Subadvisory Agreements, and those that would be provided to the Portfolio under the New Subadvisory Agreements, were similar in that the Subadvisers are required to provide day-to-day portfolio management services to the Portfolio, and to comply with all Portfolio policies and all applicable legal and regulatory requirements.

With respect to quality of services, the Board considered, among other things, the background and experience of the portfolio managers who would be responsible for day-to-day portfolio management of the Portfolio. The Board was also provided information pertaining to the organizational structure, senior management and investment operations of each of the New Subadvisers, among other relevant information. The Board noted that it had also received favorable compliance reports regarding each of the New Subadvisers from AST's Chief Compliance Officer. The Board also noted that each of the New Subadvisers currently serves as a subadviser to other AST portfolios.

The Board concluded that, based on the nature and extent of the services to be provided to the Portfolio by the New Subadvisers, the background information that it had reviewed regarding each of the New Subadvisers, and its prior experience with the New Subadvisers in their role as subadvisers to other AST portfolios, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by each of the New Subadvisers. The Board further concluded that it was satisfied with the nature, extent, and quality of the investment services expected to be provided to the Portfolio under the New Subadvisory Agreements.

Investment Performance

The Board received and considered information regarding the investment performance of the Portfolio. The Board also received and considered composite performance information of a hypothetical portfolio intended to reflect how the Portfolio may have performed with the New Subadvisers managing the Portfolio's assets, taking into account the proposed allocation to each of the New Subadvisers, as well as a comparison of such performance information against the Portfolio's benchmark index and peer universe. The Board concluded that it was satisfied with the performance information it received with respect to each of the New Subadvisers.

The Board noted that it would consider performance information as part of future annual reviews of the New Subadvisory Agreements.

Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by the Manager to each of the New Subadvisers under the New Subadvisory Agreements. The Board concluded that the proposed subadvisory fee rates for the Portfolio were reasonable.

Profitability

Because the engagement of the New Subadvisers with respect to the Portfolio is new, the Board noted that there was no historical profitability information with respect to the proposed subadvisory arrangements for the Portfolio. The Board noted that, since J.P. Morgan is not affiliated with the Manager, the revenues derived by J.P. Morgan under the New Subadvisory Agreements would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, including J.P. Morgan, may not be as significant as the Manager's profitability, given the arm's-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and J.P. Morgan, as well as the fact that the Manager compensates the subadvisers out of its management fee. The Board further noted that the revenues derived by Jennison and PGIM Real Estate would be included in any future profitability calculations of the Manager, and that the Board would consider profitability information as part of future annual reviews of the New Subadvisory Agreements.

Economies of Scale

The Board considered the potential economies of scale as the Portfolio grows in size. The Board considered that the subadvisory fee schedules for the Portfolio under each New Subadvisory Agreement contains breakpoints that reduce the subadvisory fee rates paid by the Manager to each New Subadviser on assets above specified levels in each sleeve. The Board noted that any subadvisory fees payable under the New Subadvisory Agreements are paid by the Manager, not the Portfolio, and as such, the subadvisory fee schedules do not directly impact the Portfolio's expense ratios. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Subadvisory Agreements.

Other Benefits to the New Subadvisers

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by each of the New Subadvisers, and their respective affiliates, in connection with the Portfolio. The Board concluded that any potential benefits to be derived by each of the New Subadvisers, and their respective affiliates, were consistent with those generally derived by advisers to other mutual funds, including other AST portfolios. The Board also concluded that any potential benefits to be derived by each of the New Subadvisers were similar to the benefits derived by the Manager and other subadvisers in connection with their management of other AST portfolios, which are reviewed by the Board on an annual basis. The Board concluded that any potential benefits to be derived by the New Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by advisers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the New Subadvisory Agreements.

***

After full consideration of these factors, the Board approved each of the New Subadvisory Agreements for an initial two-year period upon concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreements are attached as Exhibit A and Exhibit B, respectively.

Information about the New Subadvisers

Jennison Associates LLC (Jennison) is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2023, Jennison managed in excess of $194.1 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Additional information about Jennison is attached as Exhibit C.

PGIM Real Estate is a business unit of PGIM, Inc. (PGIM), which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. PGIM Real Estate's address is 655 Broad Street, 14th Floor, Newark, New Jersey 07102. PGIM Real Estate, comprised of fund management centers in the United States in New Jersey and Atlanta, GA, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PGIM Real Estate managed $209.6 billion in gross real estate assets ($134.2 billion net) as of December 31, 2023.

Additional information about PGIM Real Estate is attached as Exhibit D.

J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2023, J.P. Morgan and its affiliated companies had approximately $2.947 trillion in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.

Additional information about J.P. Morgan is attached as Exhibit E.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 6th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of December 31, 2023, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $296.2 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly- owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of December 31, 2023, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $118.9 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio and the Subadvisers. In this capacity, the Manager reviews the performance of the Portfolio and the Subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and the Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the Subadvisers. The Manager utilizes this data in directly supervising the Portfolio and the Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust's custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager include:

·furnishing of office facilities;

·paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

·monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent;

·providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

·monitoring, together with the Subadvisers, the Portfolio's compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

·preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

·preparing and filing with the SEC on Form N-CSR the Trust's annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

·preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

·preparing and filing the Trust's registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

·preparing compliance, operations and other reports required to be received by the Trust's Board and/or its committees in support of the Board's oversight of the Trust; and

·organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

·the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;

·all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust, as described below;

·the fees, costs and expenses payable to the New Subadvisers, respectively, pursuant to the New Subadvisory Agreements; and

·with respect to the compliance services provided by the Manager, the cost of the Trust's Chief Compliance Officer, the Trust's Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust's compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the Subadvisers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

·the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;

·the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;

·the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

·the charges and expenses of the Trust's legal counsel and independent auditors;

·brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

·all taxes and corporate fees payable by the Trust to governmental agencies;

·the fees of any trade associations of which the Trust may be a member;

·the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

·the cost of fidelity, directors and officers, and errors and omissions insurance;

·the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

·allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

·litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Investment Management Fee Rate*	Aggregate Investment Management
		Fees Paid for the Fiscal Year Ended
		December 31, 2023
AST Advanced Strategies Portfolio	0.6825% of average daily net assets to $300 million;	$35,466,701
	0.6725% on next $200 million of average daily net assets;
	0.6625% on next $250 million of average daily net assets;
	0.6525% on next $2.5 billion of average daily net assets;
	0.6425% on next $2.75 billion of average daily net assets;
	0.6125% on next $4 billion of average daily net assets;
	0.5925% on next $2.5 billion of average daily net assets;
	0.5725% on next $2.5 billion of average daily net assets;
	0.5525% on next $5 billion of average daily net assets;
	0.5325% over $20 billion of average daily net assets

*The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2024. The Manager has also contractually agreed to waive 0.0262% of its investment management fee through June 30, 2024. The Manager has also contractually agreed to waive 0.062% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee so that the Portfolio's investment management fee does not exceed 0.66% of the Portfolio's average daily net assets through June 30, 2025. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees. The Manager and the Distributor have also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee received from other portfolios of the Trust due to the Portfolio's investment in any such portfolios.

New Subadvisory Agreements

The material terms of each New Subadvisory Agreement are substantially similar to the material terms of the Prior Subadvisory Agreements in place for the Portfolio between the Manager and MFS, PIMCO, T. Rowe Price and William Blair, respectively, except for the identities of the parties. The New Subadvisers are compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio they manage. The subadvisory fee rates under the Prior Subadvisory Agreements, the subadvisory fee rates under the New Subadvisory Agreements, and the subadvisory fees paid to MFS, PIMCO, T. Rowe Price, William Blair, PGIM Quantitative Solutions, PGIM Fixed Income and LSV, for the fiscal year ended December 31, 2023, are set forth below:

Subadviser		Prior Subadvisory Fee Rate	New/Current Subadvisory Fee Rates		Subadvisory Fees Paid for the
					Fiscal Year Ended
					December 31, 2023
PGIM Quantitative Solutions		0.25% of the average daily net assets	For Asset Allocation Services:		$4,872,216
		attributable to the Advanced Strategies II	0.075% of average daily net assets
		investment strategy	For Quantitative Equity and Overlay

			Management (including the overlay
			sleeve):
			0.32% of average daily net assets to $1
			billion;
		0.025% of the average daily net assets of
			0.27% of average daily net assets on next
		the entire Portfolio (Applies only to
			$5 billion;
		Additional Services)
			0.245% of average daily net assets over $6

			billion

PGIM Fixed Income1,2		0.20% of sleeve average daily net assets to	0.17% of average daily net assets to $750		$1,319,284
		$500 million;	million;
		0.18% of sleeve average daily net assets	0.16% of the next $750 million of average
		from $500 million to $2 billion;	daily net assets;
		0.16% of sleeve average daily net assets	0.14% of average daily net assets over
		over $2 billion	$1.5 billion
		(US fixed income category)

		0.025% of the average daily net assets of
		the entire Portfolio
		(Applies only to Additional Services)

LSV		N/A	Under $1.25 billion		$1,899,254
			0.450% of average	daily net assets to $150

			million;
			0.425% of average daily net assets over
			$150 million to $300 million;
			0.400% of average daily net assets over
			$300 million to $450 million;
			0.375% of average daily net assets over
			$450 million to $750 million;
			0.350% of average daily net assets over
			$750 million
			Over $1.25 billion

			0.350% on all assets
MFS		0.30% on first $500 million;	N/A		$1,066,745
		0.285% on next $500 million;
		0.27% on next $500 million;
		0.19% over $1.5 billion
PIMCO		0.25% of average daily net assets	N/A		$3,777,247
		(hedged international bond category)
		0.49% of average daily net assets
		(Advanced Strategies I)
T. Rowe Price	Applies to Large Cap Growth Strategy:		N/A		$2,937,253
		Sleeve average daily net assets up to $100
	million:
	0.50%	of average daily net assets to $50
		million;
		0.40% of average daily net assets over
		$100 million.
		When Sleeve average daily net assets
	exceed $100 million:

0.40% of average daily net assets to $250 million;

0.375% of average daily net assets over $250 million to $500 million;

0.350% of average daily net assets over $500 million.

When Sleeve average daily net assets exceed $1 billion

0.30% of average daily net assets to $3 billion;

0.275% of average daily net assets over $3 billion.

Applies to Large Cap Value Strategy: Sleeve average daily net assets up to $100 million:

0.475% of average daily net assets to $50 million;

0.425% of average daily net assets over $50 million to $100 million

When Sleeve average daily net assets exceed $100 million:

0.375% of average daily net assets When Sleeve average daily net assets exceed $200 million:

0.325% of average daily net assets When Sleeve average daily net assets exceed $500 million:

0.30% on all assets to $500 million;

0.275% of average daily net assets over $500 million

When Sleeve average daily net assets exceed $1 billion:

0.275% of average daily net assets When Sleeve average daily net assets exceed $1.5 billion:

0.25% of average daily net assets When Sleeve average daily net assets exceed $2 billion:

0.245% of average daily net assets When Sleeve average daily net assets exceed $3 billion:

0.24% of average daily net assets When Sleeve average daily net assets exceed $4 billion:

0.23% of average daily net assets When Sleeve average daily net assets exceed $5.5 billion:

0.225% of average daily net assets When Sleeve average daily net assets exceed $7.5 billion:

0.22% of average daily net assets

William Blair	0.30% of average daily net assets to $500	N/A	$1,218,168
	million;
	0.25% of average daily net assets over
	$500 million to $1 billion;
	0.20% of average daily net assets over $1

	billion
	(international growth category)
Jennison	N/A	0.35% of average daily net assets to $100	$38,552
		million;
		0.30% of the next $100 million of average
		daily net assets;
		0.275% of the next $300 million of
		average daily net assets;
		0.25% of the next $2.5 billion of average
		daily net assets;
		0.23% of average daily net assets over $3
		billion
PGIM Real Estate3	N/A	0.38% of average daily net assets	$35,812

J.P. Morgan	N/A	0.20% of average daily net assets to $500	$8,381
million;
0.18% of the next $500 million of average
daily net assets;
0.17% of average daily net assets over $1
billion

1PGIM Fixed Income is a business unit of PGIM, Inc.

2PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio pursuant to a sub-subadvisory agreement with PGIM, Inc.. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. The fee for PGIM Limited's services is paid by PGIM, Inc., not the Portfolio or the Manager.

3PGIM Real Estate is a business unit of PGIM, Inc.

Jennison: For purposes of calculating the advisory fee payable to Jennison, the assets managed by Jennison in the following will be aggregated: (i) AST Academic Strategies Asset Allocation Portfolio; (ii) AST Advanced Strategies Portfolio; (iii) AST Balanced Asset Allocation Portfolio; (iv) AST Capital Growth Asset Allocation Portfolio; (v) AST Preservation Asset Allocation Portfolio; (vi) AST Prudential Growth Allocation Portfolio; and (vii) AST Quantitative Modeling Portfolio.

J.P. Morgan: For purposes of calculating the advisory fee payable to J.P. Morgan, the assets managed by J.P. Morgan in the AST Mid-Cap Growth Portfolio will be aggregated with assets managed by J.P. Morgan in the PSF Mid-Cap Growth Portfolio for the purpose of calculating the subadvisory fee.

For purposes of calculating the advisory fee payable to J.P. Morgan, the assets managed by J.P. Morgan in the following will be aggregated: (i) AST Academic Strategies Asset Allocation Portfolio; (ii) AST Advanced Strategies Portfolio; (iii) AST Balanced Asset Allocation Portfolio; (iv) AST Capital Growth Asset Allocation Portfolio; (v) AST Preservation Asset Allocation Portfolio; and (vi) AST Large-Cap Core Portfolio.

LSV: For purposes of calculating the advisory fee payable to LSV, the assets managed by LSV in the following will be aggregated: (i) the AST Advanced Strategies Portfolio of AST; (ii) the AST International Equity Portfolio of AST; (iii) the PSF Global Portfolio of The Prudential Series Fund; and (iii) any other portfolio subadvised by LSV on behalf of the Manager pursuant to substantially the same investment strategy.

MFS: For purposes of calculating the advisory fee payable to MFS, assets managed by MFS in the AST Large-Cap Growth Portfolio will be aggregated with assets managed by MFS in the PSF Global Portfolio of The Prudential Series Fund for the purpose of calculating the subadvisory fee.

For purposes of calculating the advisory fee payable to MFS, the assets managed by MFS in the following will be aggregated: (i) AST Academic Strategies Asset Allocation Portfolio, (ii) the AST Balanced Asset Allocation Portfolio; (iii) the AST Capital Growth Asset Allocation Portfolio; (iv) the AST Preservation Asset Allocation Portfolio.

For purposes of calculating the advisory fee payable to MFS, assets managed by MFS in the AST International Equity Portfolio will be aggregated with assets managed by MFS in other portfolios sponsored by the Manager and registered under the 1940 Act that are managed by MFS in the Blended Research International Equity Strategy.

PGIM Fixed Income; PGIM Limited: The assets of the AST Government Money Market Portfolio and the assets of the PSF PGIM Government Money Market Portfolio of The Prudential Series Fund will be aggregated.

The combined average daily net assets of the AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031, AST Bond Portfolio 2032, AST Bond Portfolio 2033, AST Bond Portfolio 2034, AST Bond Portfolio 2035 and the AST Investment Grade Bond Portfolio will include the assets of future portfolios of the Trust that are subadvised by PGIM Fixed Income pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

For purposes of calculating the advisory fee payable to PGIM Fixed Income, the assets managed by PGIM Fixed Income in the following will be aggregated: (i) AST Academic Strategies Asset Allocation Portfolio; (ii) AST Advanced Strategies Portfolio; (iii) AST Balanced Asset Allocation Portfolio; (iv) AST Capital Growth Asset Allocation Portfolio;

(v) AST Preservation Asset Allocation Portfolio; (vi) AST Prudential Growth Allocation Portfolio; and (vii) AST Quantitative Modeling Portfolio.

PGIM Real Estate: For purposes of calculating the advisory fee payable to PGIM Real Estate, the assets managed by PGIM Real Estate in the following will be aggregated: (i) AST Academic Strategies Asset Allocation Portfolio; and (ii) AST Advanced Strategies Portfolio.

PGIM Quantitative Solutions: For purposes of calculating the advisory fee payable to PGIM Quantitative Solutions, not including the asset allocation services, the assets managed by PGIM Quantitative Solutions in the following will be aggregated: (i) AST Academic Strategies Asset Allocation Portfolio; (ii) AST Advanced Strategies Portfolio; (iii) AST Balanced Asset Allocation Portfolio; (iv) AST Capital Growth Asset Allocation Portfolio; (v) AST Preservation Asset Allocation Portfolio; (vi) AST Prudential Growth Allocation Portfolio; and (vii) the AST Quantitative Modeling Portfolio.

PGIM Quantitative Solutions has agreed to a voluntary subadvisory fee waiver agreement (the PGIM Quantitative Solutions Waiver) that applies to the following AST Portfolios subadvised by PGIM Quantitative Solutions: AST Academic Strategies Asset Allocation Portfolio (PGIM Quantitative Solutions sleeves), AST Advanced Strategies Portfolio (PGIM Quantitative Solutions sleeves), AST Balanced Asset Allocation Portfolio (PGIM Quantitative Solutions sleeves), AST Capital Growth Asset Allocation Portfolio (PGIM Quantitative Solutions sleeves), AST Large-Cap Core Portfolio (PGIM Quantitative Solutions sleeves), AST International Equity Portfolio (PGIM Quantitative Solutions sleeves), AST Preservation Asset Allocation Portfolio (PGIM Quantitative Solutions sleeves), AST Prudential Growth Allocation Portfolio (PGIM Quantitative Solutions sleeves), and AST Quantitative Modeling Portfolio (PGIM Quantitative Solutions sleeves) (the Nine Portfolios).

The PGIM Quantitative Solutions Waiver discounts PGIM Quantitative Solutions' combined annualized subadvisory fees that it receives with respect to the assets it manages in the Seven Portfolios. The size of the fee discount varies depending on the amount of such combined annual subadvisory fees.*

Combined Average Daily Net Assets	Percentage Fee Waiver
For Revenue up to $15 million
Up to $5 million	No Fee Reduction
$5 million to $7.5 million	2.5% Fee Reduction
$7.5 million to $10 million	5% Fee Reduction
$10 million to $12.5 million	7.5% Fee Reduction
$12.5 million to $15 million	12.5% Fee Reduction
When Revenue exceeds $15 million
Over $15 million	15% Fee Reduction

*This relationship pricing discount will apply only to the managed security selection fee schedules – and not to the asset allocation fees. "Revenue" shall mean the fees for managed security selection.

Each New Subadvisory Agreement provides, as do the Existing Subadvisory Agreements, that subject to the supervision of the Manager and the Board, each of the Subadvisers is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the Subadvisers will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio,

(ii)each New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Management Agreement relating to the Portfolio, and (iii) each New Subadvisory Agreement may be terminated at any time by each New Subadviser, respectively, or by the Manager on not more than 60 days', nor less than 30 days', written notice to the other party to the New Subadvisory Agreement.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the New Subadviser will not be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 6th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the Subadvisers.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	President, Chief Executive Officer, Chief	President, Chief Executive Officer, Chief
	Operating Officer, Officer-in-Charge	Operating Officer and Officer in Charge of
PGIM Investments LLC (formerly known as
Prudential Investments LLC) (since January
2012); President and Principal Executive
Officer ("PEO") (since December 2023) of the
PGIM Credit Income Fund; President and PEO
(since September 2023)of the PGIM Rock ETF
Trust; President and PEO (since September
2022) of the PGIM Private Credit Fund;
President and PEO (since March 2022) of the
PGIM Private Real Estate Fund, Inc.; formerly
Executive Vice President of Jennison
Associates LLC and Head of Retail
Distribution of PGIM Investments LLC (June
2005-December 2011); Investment Company
Institute - Board of Governors (since May
2012).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of the Subadvisers.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin*	Director and Executive Vice President	Executive Vice President (since May 2009) of
PGIM Investments LLC; Vice President (since
June 2012) of Prudential Investment
Management Services LLC; Executive Vice
President (since September 2009) of AST
Investment Services, Inc.; Senior Vice
President of Product Development and
Marketing, PGIM Investments (since February
2006); Vice President (since December 2023)
of the PGIM Credit Income Fund; President
and PEO (since September 2023)of the PGIM
Rock ETF Trust; Vice President (since
September 2022) of the PGIM Private Credit
Fund; Vice President (since March 2022) of
the PGIM Private Real Estate Fund, Inc.;
formerly Vice President of Product
Development and Product Management, PGIM
Investments LLC (2003-2006).
Timothy S. Cronin	Director, President, Chief Executive Officer,	President, Chief Executive Officer, Chief
	Chief Operating Officer, Officer-in-Charge	Operating Officer, Officer-In-Charge (since
March 2006), Director (since June 2005) of
AST Investment Services, Inc.; Senior Vice
President of PGIM Investments LLC (since
May 2009); Vice President (since July 2006) of
Pruco Life Insurance Company and Pruco Life
Insurance Company of New Jersey; Senior
Vice president (since May 2006) of Prudential
Annuities Life Assurance Corporation; Vice
President of Prudential Annuities, Inc. (since
May 2003).
Dylan J. Tyson	Director and Executive Vice President	Director, President, and Chief Executive

Officer (since December 2019) of Pruco Life
Insurance Company, Pruco Life Insurance
Company of New Jersey, Prudential Annuities
Holding Company, Inc., Prudential Annuities
Information Services & Technology
Corporation, Prudential Annuities Life
Assurance Corporation, Prudential Annuities,
Inc. and Prudential Life Insurance Company of
Taiwan Inc.; Senior Vice President, Annuities
(since December 2019) of Prudential Financial,
Inc. and The Prudential Insurance Company of
America.

*Mr. Benjamin's principal address is 655 Broad Street, 6th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS
Timothy S. Cronin	President	Senior Vice President	Director, President, Chief
Executive Officer, Chief
Operating Officer, Officer-in-
Charge
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant	Chief Legal Officer, Executive Vice	N/A
	Secretary	President and Secretary
Andrew R. French	Secretary	Assistant Secretary and Vice	N/A
President
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice	N/A
President

Debra Rubano	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Andrew Donohue	Chief Compliance Officer	Chief Compliance Officer and Vice	Chief Compliance Officer
President
Christian J. Kelly	Chief Financial Officer	Global Head of Fund Administration	N/A
and Vice President
Elyse M. McLaughlin	Treasurer & Principal Accounting	Assistant Treasurer	N/A
Officer

*Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon Corp., 240 Greenwich Street, New York, New York 10286 serves as Custodian for the Trust's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent),

655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Advanced Strategies Portfolio	$14,266,750

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non-affiliated broker- dealers:

Portfolio	Amount Paid
AST Advanced Strategies Portfolio	$1,478,444

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust's annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit F to this information statement.

Andrew R. French

Secretary

Dated: February 26, 2024

EXHIBIT A

ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

Subadvisory Agreement

This Agreement (the "Agreement") is made as of this 16th day of November, 2023, by and among PGIM Investments LLC ("PGIM Investments"), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) ("ASTIS"), a Maryland corporation (together, the "Co-Managers") on the one hand, and on the other hand each, severally, of Jennison Associates LLC, a Delaware limited liability company ("Jennison"), PGIM Quantitative Solutions LLC, a New Jersey limited liability company ("PGIM QS") and PGIM, Inc., a New Jersey Corporation ("PGIM"). Each of Jennison, PGIM QS, and PGIM shall be referred to herein as a "Subadviser."

This Agreement replaces the previous subadvisory agreement for the AST Advanced Strategies Portfolio.

WHEREAS, the Co-Managers have entered into a Management Agreement (the "Management Agreement") dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the "Trust") and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust;

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desires to retain each Subadviser to provide investment advisory services to the Trust in respect of one or more of its constituent series of shares as specified in Schedule A hereto and to manage such portion of the Trust as the Co-Managers shall from time to time direct (such portion of the Trust with respect to a Subadviser, the "Allocated Assets"), and each Subadviser is willing to render such investment advisory services;

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust (the "Board"), each Subadviser shall manage such Allocated Assets as are delegated to such Subadviser by the Co-Managers from time to time, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions applicable to such Allocated Assets as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)Each Subadviser shall provide advice, management and supervision with respect to its Allocated Assets, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Co-Managers may, from time to time, allocate and reallocate the Trust's assets among the Subadvisers. In addition, the Co-Managers may determine not to allocate any portion of the Trust's assets to a Subadviser for a period of time during the term of this Agreement. A Subadviser's responsibilities for providing investment advisory services to the Trust shall be limited solely to its Allocated Assets.

(ii)In the performance of its duties and obligations under this Agreement, each Subadviser shall (A) act in conformity with the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus, as provided to it by the Co-Managers (collectively, the "Trust Documents"), and with the instructions and directions of the Co-Managers or the Board; (B) reasonably co-operate with the Co- Managers's (or its designees') personnel responsible for monitoring the Trust's compliance; and (C) conform to, and comply with, the material requirements of all applicable federal and state laws and regulations, including but not limited to the 1940 Act and the Commodity Exchange Act of 1936, as amended (the "CEA"). In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the "Commission"). The Co-Managers shall provide each Subadviser timely with copies of any updated Trust Documents.

(iii)Each Subadviser, with respect to its Allocated Assets, shall determine the securities, funds, futures contracts and other instruments to be purchased or sold, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with such Subadviser (collectively, "Brokers"), as such Subadviser may determine. In selecting brokers, dealers or futures commissions merchants with which to execute portfolio transactions, it is recognized that a Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, a Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. Each Subadviser shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with such Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of such Subadviser with respect to the Trust and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the

1934 Act), are reasonable in relation to the amount of commission. On occasions when a Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of such Subadviser, such Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by such Subadviser in the manner such Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. Each Subadviser may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(iv)Each Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a- l under the 1940 Act, and shall render to the Board such periodic and special reports as the Board may reasonably request. Each Subadviser shall make reasonably available its employees and officers for consultation with any of the members of the Board or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, to assist in the valuation of the Trust's securities.

(v)Each Subadviser or an affiliate shall provide to the Trust's custodian (the "Custodian") on each business day with such information relating to its Allocated Assets as the Custodian may reasonably request, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by each Subadviser hereunder are not to be deemed exclusive, and each Subadviser shall be free to render similar services to others. Conversely, each Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "Co-Managers-of-Co-Managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. Each Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)Each Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and each Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust, including any Subadviser, with respect to transactions in securities for the Trust's portfolio or any other transactions involving Trust assets.

(b)Each Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as members of the Board or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by each Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)Each Subadviser shall keep the Trust's books and records required to be maintained by such Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to such Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. Each Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and each Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that such Subadviser may retain a copy of such records. Each Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)Each Subadviser is, to the extent required by applicable law, a commodity trading advisor ("CTA") duly registered with the Commodity Futures Trading Commission (the "CFTC") and is a member in good standing of the National Futures Association (the "NFA"); provided, for the avoidance of doubt, that, as of the date of this Agreement, Jennison is neither a registered CTA nor a member of the NFA. Each Subadviser shall maintain such registration and membership in good standing, or compliance with applicable requirements for exemption therefrom, during the term of this Agreement. Further, each Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of such Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, each Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with all state and federal regulations, and the rules of any self-regulatory organization applicable to it including, for example, the 1940 Act, the CEA, and the Investment Advisers Act of 1940 (the "Advisers Act"), as amended.

(f)Each Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(e) hereof as the Co-Managers may reasonably request.

(g)Each Subadviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably designed to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. Each Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, each Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(h)Each Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in its Allocated Assets, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers. Each Subadviser shall vote such proxies in accordance with its internal proxy voting policy.

(i)Pursuant to the delegation of fair valuation of the Trust's securities to the Co-Managers by the Board, the valuation committee of the Co- Managers shall have primary responsibility for valuation of the Trust's assets. The Co-Managers represents and warrants to each Subadviser that such delegation of valuation responsibility complies with applicable law. Upon reasonable request from the Co-Managers, each Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including being reasonably available to consult with the valuation committee of the Trust and the Co-Managers and making available information as to which the Subadviser has knowledge related to the investments being valued; provided, however, that the valuation committee of the Co-Managers shall retain primary day-to-day responsibility for valuation of the Trust's assets. In addition, each Subadviser will use its reasonable efforts to promptly notify the Co-Managers in the event that such Subadviser becomes aware that the Trust is carrying a security in such Subadviser's Allocated Assets at a value that such Subadviser believes does not fairly represent the price that could be obtained for the security in a current market transaction.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review each Subadviser's performance of its duties under this Agreement. The Co- Managers shall provide (or cause the Custodian to provide) timely information to each Subadviser regarding the composition of assets in the Subadviser's Allocated Assets, cash requirements and cash available for investment in such Allocated Assets, and all other information as may be reasonably necessary for such Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of such Subadviser).

3.In consideration of the services provided pursuant to this Agreement, the Co-Managers shall pay each Subadviser as full compensation a fee equal to the average of the net asset value of the Allocated Assets determined each day during the preceding month multiplied by the annual rate set forth on the attached Schedule A. Liability for payment of compensation by the Co-Managers to each Subadviser under this Agreement is contingent upon the Co-Managers's receipt of payment from the Trust for management services described under the Management Agreement. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by a Subadviser, shall not cause a reduction in the amount of the payment to such Subadviser by the Co-Managers.

4.(a) Each Subadviser acknowledges that, in the course of its engagement by the Co-Managers, a Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business in relation to services provided to the Trust by the Subadviser. Such information, with respect to a Subadviser which knows or should know is confidential, is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers's business and other proprietary information, written or oral as it relates to services provided to the Trust by the Subadviser.

(b)Each Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures designed to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. Each Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Co-Managers if such Subadviser is in material breach of this Section. At the Co-Managers's request, the Subadviser shall certify in writing to the Co-Managers, its compliance with the terms of this Section.

(c)Each Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)Each Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in such Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser shall not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Information Security Program shall include, without limitation: (i) access controls to prevent the unauthorized or inappropriate use of Confidential Information; (ii) periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and (iii) regular penetration and vulnerability testing of its information technology infrastructure and networks.

(f)The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred (each, a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers's designated representatives in the Co-Managers's investigation of the Subadviser, employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(g)Upon the Co-Managers's reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(h)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice, reasonable assistance and cooperation of the Subadviser's relevant staff.

(i)Notwithstanding any obligations set forth in this Agreement (including this section 4), the Co-Managers acknowledge and agree that the Subadvisers shall not be required to share any privileged or confidential information, proprietary data, quantitative models and similar information with the Co-Managers.

5.No Subadviser will engage any third party to provide services with respect to its Allocated Assets without the express written consent of the Co-Managers. To the extent that each Subadviser receives approval from the Co-Managers to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to its Allocated Assets. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider. For the avoidance of doubt, none of the Custodian or any party with or through whom a Subadviser trades shall be deemed to be an agent engaged by Subadviser for purposes of this section 5.

6.Each Subadviser assumes no responsibility under this Agreement other than to render the services to be provided by such Subadviser hereunder in good faith. No Subadviser shall be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on such Subadviser's part in the performance of its duties hereunder or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against such Subadviser under federal or state securities laws. The Co-Managers shall indemnify each Subadviser, and its respective affiliated persons, officers, directors, and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Each Subadviser shall indemnify each Co-Manager, and its respective affiliated persons, officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of such Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for an initial term of one year from the date hereof and such term shall extend automatically each year thereafter for subsequent one-year terms; provided that each annual extension is subject to approval by the Board; and, provided further that this Agreement may be terminated (a) without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Trust as provided in the 1940 Act, or (b) by the Co-Managers or by a Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. Termination of this Agreement by a Subadviser shall terminate this Agreement only with respect to such Subadviser and the Agreement shall otherwise continue in full force and effect. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of such Subadviser.

To the extent that the Co-Managers delegate to a Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, such Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser, provided however, that if a party other than the Subadviser is engaged to transition the portfolio to the Subadviser's strategy (a "Transition Co-Manager"), the Subadviser shall have no responsibilities under Sections 1(a)(iii) and (v) until such time as the portfolio is released to the Subadviser for trading.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to a Subadviser at the address set forth beneath its signature below.

8.Nothing in this Agreement shall limit or restrict the right of any of a Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict a Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.This Agreement, including Schedule A hereto, embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement should not be affected thereby. This Agreement shall be binding on and inure to the benefits of the parties hereto and their respective successors.

14.The obligations of each Subadviser hereunder are several and not joint. Each Subadviser shall be liable only for its own obligations hereunder. No Subadviser shall be a guarantor of or jointly liable for the obligations of any other Subadviser. No Subadviser shall have any interest in the performance of, or remedy against, any other Subadviser in connection herewith.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/Timothy Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/Timothy Cronin

Name: Timothy S. Cronin

Title: President

JENNISON ASSOCIATES LLC

By: /s/ K. Moore

Name: Kenneth Moore

Title: Chief Operating Officer

Address for Notices: Jennison Associates LLC

477 Lexington Avenue, New York, NY 10017

Attention: Secretary (with a copy to Jennison Associates LLC's Chief Legal Officer).

PGIM, INC.

By: /s/ Daniel Malooly

Name: Daniel Malooly

Title: Vice President

Address for Notices:

PGIM, Inc. (PGIM Fixed Income) 655 Broad Street

Newark, NJ 07102

Attention: Chief Legal Officer

Fax: 973-802-6834

For changes to guidelines and related communications: PGIM, Inc.

655 Broad Street, 8th Floor Newark, NJ 07102 Attention: Client Services Team

E-mail: pgim_client_services@pgim.com

PGIM, INC.

By: /s/ Rick Ramos

Name: Rick Romano

Title: Vice President

Address for Notices:

PGIM, Inc. (PGIM Real Estate) 655 Broad Street

Newark, NJ 07102

PGIM QUANTITATIVE SOLUTIONS LLC

By: /s/ Jonathan Ryan

Name: Jonathan Ryan

Title: Vice President

Address for Notices:

PGIM Quantitative Solutions LLC 655 Broad Street

Newark, NJ 07102

Attention: Secretary (with a copy to PGIM Quantitative Solutions LLC's Chief Legal Officer)

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by each Subadviser, acting severally and not jointly, PGIM Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay each Subadviser a subadvisory fee on the net assets managed by such Subadviser that is equal, on an annualized basis, to the following:

Portfolio	Subadviser	Subadvisory Fee For the Portfolio*
AST Advanced Strategies	Jennison	0.35% of average daily net assets to $100 million;
Portfolio	Associates LLC**	0.30% of the next $100 million of average daily net assets;
0.275% of the next $300 million of average daily net assets;
0.25% of the next $2.5 billion of average daily net assets;
0.23% of average daily net assets over $3 billion

	PGIM Fixed***,	0.17% of average daily net assets to $750 million;
	Income, a	0.16% of the next $750 million of average daily net assets;
	business unit of	0.14% of average daily net assets over $1.5 billion
PGIM, Inc.
	PGIM Real Estate,	0.38% of average daily net assets
a business unit of
PGIM, Inc.****
	PGIM	For Asset Allocation Services:
	Quantitative	0.075% of average daily net assets
	Solutions LLC#	For Quantitative Equity and Overlay Management (including

the overlay sleeve):
0.32% of average daily net assets to $1 billion;
0.27% of average daily net assets on next $5 billion;
0.245% of average daily net assets over $6 billion

*In the event a Subadviser invests its Allocated Assets in any other pooled investment vehicle it manages or subadvises, such Subadviser will waive its subadvisory fee hereunder in an amount equal to the acquired fund fee paid to a Subadviser with respect to the Allocated Assets so invested. Notwithstanding the foregoing, under no circumstances will the subadvisory fee waivers referred to in the preceding sentence exceed 100% of the subadvisory fee.

**The subadvisory assets managed by Jennison under the AST Advanced Strategies Portfolio are comprised of underlying sleeves. For purposes of calculating the subadvisory fee payable to Jennison, the average daily net assets in each underlying sleeve will be combined.

For purposes of calculating the advisory fee payable to Jennison, the assets managed by Jennison in the following will be aggregated: (i) AST Academic Strategies Asset Allocation Portfolio; (ii) AST Advanced Strategies Portfolio; (iii) AST Balanced Asset Allocation Portfolio; (iv) AST Capital Growth Asset Allocation Portfolio; (v) AST Preservation Asset Allocation Portfolio; (vi) AST Prudential Growth Allocation Portfolio; and (vii) AST Quantitative Modeling Portfolio.

***The subadvisory assets managed by PGIM Fixed Income, under the AST Advanced Strategies Portfolio are comprised of underlying sleeves. For purposes of calculating the subadvisory fee payable to PGIM Fixed Income, the average daily net assets in each Core Plus, Global Total Return, and TIPS underlying sleeve will be combined.

For purposes of calculating the subadvisory fee payable to PGIM Fixed Income, the assets managed by PGIM Fixed Income in the following will be aggregated: (i) AST Academic Strategies Asset Allocation Portfolio; (ii) AST Advanced Strategies Portfolio; (iii) AST Balanced Asset Allocation Portfolio; (iv) AST Capital Growth Asset Allocation Portfolio; (v)AST Preservation Asset Allocation Portfolio; (vi) AST Prudential Growth Allocation Portfolio; and (vii) AST Quantitative Modeling Portfolio.

****The subadvisory assets managed by PGIM Real Estate, under the AST Advanced Strategies Portfolio are comprised of underlying sleeves. For purposes of calculating the subadvisory fee payable to PGIM Real Estate, the average daily net assets in each underlying sleeve will be combined.

For purposes of calculating the advisory fee payable to PGIM Real Estate, the assets managed by PGIM Real Estate in the following will be aggregated: (i) AST Academic Strategies Asset Allocation Portfolio; and (ii) AST Advanced Strategies Portfolio.

#The subadvisory assets managed by PGIM Quantitative Solutions under the AST Advanced Strategies Portfolio are comprised of underlying sleeves. For purposes of calculating the subadvisory fee payable to PGIM Quantitative Solutions, not including asset allocation services, the average daily net assets in each underlying sleeve will be combined. The fee percentage applicable to the Allocated Assets will be a single blended rate determined in accordance with the schedule set forth above

For purposes of calculating the advisory fee payable to PGIM Quantitative Solutions, not including the asset allocation services, the assets managed by PGIM Quantitative Solutions in the following will be aggregated: (i) AST Academic Strategies Asset Allocation Portfolio; (ii) AST Advanced Strategies Portfolio; (iii) AST Balanced Asset Allocation Portfolio; (iv) AST Capital Growth Asset Allocation Portfolio; (v) AST Preservation Asset Allocation Portfolio; (vi) AST Prudential Growth Allocation Portfolio; and (vii) the AST Quantitative Modeling Portfolio.

Dated as of: November 16, 2023

EXHIBIT B

ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 10th day of November, 2023 among PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and J.P. Morgan Investment Management Inc., a Delaware corporation, (J.P. Morgan or the Subadviser), and effective as of a date mutually agreed upon by the Co-Managers and Subadviser;

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and AST act as Co-Managers of the Trust;

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually, a Portfolio or the Trust and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers (the "Allocated Portion"), including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide a continuous investment program with respect to the Allocated Portion of the Trust's investments as the Co- Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust that are not inconsistent with the Trust Documents), cooperate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal laws and regulations. In addition, the Subadviser shall manage the Allocated Portion in conformity with applicable state laws and regulations and such state insurance laws as Manager informs Subadviser are applicable to the Trust ("State Insurance Laws"). In connection therewith, the Subadviser shall, among other things, assist the Co-Managers in the preparation and filing of such reports as the Trust is, or may in the future be, required to file with the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser's authority hereunder shall include the power to buy, sell, and hold such securities, futures contracts and other instruments; to open accounts and execute trading agreements and any other reasonable and customary documents and representation letters on behalf of the Allocated Portion as the Subadviser deems appropriate. The Subadviser may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), as it determines in its discretion subject to the requirements of this subsection (iii). In executing transactions for the Trust and selecting Brokers, the Subadviser will use its best efforts to seek on behalf of the Trust the best overall terms available. Within the framework of this policy, the Subadviser shall consider all the factors that it deems relevant including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the Broker, the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instruments to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Co-Managers recognize that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Trust.

(iv)The Subadviser is authorized to purchase, sell, hold and generally deal in and with derivatives as set forth in the Prospectus of the Trust. The Co-Managers hereby authorize Subadviser to open accounts and execute documents, representations, warranties, indemnities and representation letters in the name of, binding against and on behalf of the Trust, including without limitation, futures and options account agreements, International Swaps and Derivatives Association, Inc., master agreements and any related clearing agreements or control agreements related to derivatives transactions for all purposes necessary or desirable in Subadviser's view to effectuate Subadviser's activities under this Agreement. To the extent the Portfolio qualifies as a "qualified eligible person" within the meaning of the Commodity Futures Trading Commission ("CFTC") Regulation Rule 4.7, the Co-Managers on behalf of the Portfolio consent to the Portfolio's treatment by the Subadviser as a qualified eligible person.

(v)The Subadviser shall maintain all books and records with respect to the Allocated Portion's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(vi)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the Allocated Portion, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vii)The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii)The Co-Managers acknowledge that investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Manager agrees that Subadviser may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Trust. It is Subadviser's policy, to the extent practicable, to allocate investment opportunities among clients over a period of time on a fair and equitable basis. Manager recognizes that Subadviser, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price. It is understood that Subadviser shall not have any obligations to purchase or sell, or to recommend for purchase or sale, for the Trust any security which Subadviser or its affiliates, their directors, officers, principals or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of Subadviser such transaction or investment appears unsuitable, impractical or undesirable for the Trust, except as required by law. Nothing in this Agreement will in any way limit or restrict Subadviser or any of its respective officers, directors, principals, affiliates or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. The Co-Managers acknowledge and agree that Subadviser and its affiliates may make different investment decisions with respect to each of its clients or for its own account, and that such fact shall not be relied upon by the Co- Managers or any of the Co-Manager's agents or representatives as evidence of a breach of Subadviser 's duties hereunder. Nothing in this Agreement shall limit or restrict the right of the Subadviser, the Co-Managers, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

(ix)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets. However, nothing in this Section shall be deemed to prohibit the Subadviser from consulting with any of the other subadvisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act. In addition, nothing herein shall be deemed to prohibit the Manager and the Subadviser from consulting with each other concerning transactions for the Allocated Portion in securities or other assets.

(x)Conflicts of interest may arise in the course of providing the Subadviser's services and information on the Subadviser's conflicts of interest policy may be found in the Subadviser's FCA Disclosure Document and its current Form ADV provided to the Co-Managers.

(b)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) to the extent permitted by law, regulation, regulatory requirement or the

Subadviser's policy, the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(d)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures designed to comply with the 1940 Act, the CEA, the Advisers Act, and other applicable federal regulations and state law and/or requirements, State Insurance Laws and applicable rules of any self-regulatory organization.

(e)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule

17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures designed to comply with the 1940 Act, the Advisers Act, and other applicable federal laws and regulations, state law and/or requirements and State Insurance Laws. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(f)The Subadviser shall furnish to the Co-Managers copies of (i) all records prepared in connection with the performance of this Agreement and

(ii)any reports prepared for external distribution in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(g)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Allocated Portion in accordance with the Subadviser's proxy voting policy in effect from time to time and the Subadviser will comply with such reasonable reporting and other requirements as shall be established by the Co-Managers.

(h)The Subadviser agrees to provide reasonable assistance to the Co-Managers or the Trust's Custodian in determining the value of any of the Trust's portfolio investments. Such reasonable assistance shall include (but is not limited to): upon the request of the Co-Managers or the Trust's Custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to portfolio investments. Upon reasonable request from the Co-Managers, the Subadviser shall make its employees and officers reasonably available for consultation with the valuation committee of the Trust or the Co-Managers to assist them in their valuation of the investments of the Trust as the valuation committee or the Co-Managers may request from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(i)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Allocated Portion required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall inform the Trust and the Co-Managers as soon as reasonably practicable if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j)The Subadviser shall comply with the applicable portions of the Trust's Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents by Subadviser.

(k)The Subadviser shall keep the Trust's Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Allocated Portion of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Managers to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Allocated Portion, cash requirements and cash available for investment in the Allocated Portion, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the Allocated Portion as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.Confidentiality. (a) Each party agrees that it will treat confidentially all information provided by any other party (the "Discloser") regarding the Discloser's businesses and operations, including without limitation the investment activities or holdings of the Allocated Portion ("Confidential Information"). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the "Recipient") solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates under common control with Recipient on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b)Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c)In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process, or by a governmental or regulatory agency or authority), in connection with any proceeding, to disclose any of the Discloser's Confidential Information, the Recipient will, to the extent permitted by law, regulation or regulatory authority, give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information. Notwithstanding anything to the contrary in the foregoing, no such notification shall be required in respect of any disclosure to regulatory authorities having jurisdiction over the Recipient or any of its affiliates.

(d)Notwithstanding anything to the contrary in the foregoing, to the extent that any market counterparty with whom Subadviser deals requires information relating to the Portfolio or the Trust (including, but not limited to, the identity and market value of the Portfolio, or the Allocated Portion), Subadviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Trust.

5.The Parties' Information Security Programs. Each party represents and warrants the following:

(a)It and its parent company have implemented and currently maintain an effective information security program (the "Information Security Program") which includes administrative, technical, and physical safeguards and other security measures necessary to protect (i) the security and confidentiality of Confidential Information; (ii) against anticipated threats or hazards to the security or integrity of Confidential Information; and (iii) against unauthorized access to, destruction, modification, disclosure or use of Confidential Information.

(b)Its Information Security Program complies with applicable laws and regulations with respect to the privacy and data security of Confidential Information.

(c)It shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to its employees who require such access in order to provide the services under this Agreement.

(d)It or its parent company conducts risk assessments as it determines to be reasonably necessary to identify and assess risks to the security, confidentiality, and integrity of Confidential Information; and evaluates, where necessary, the effectiveness of its information security controls.

(e)In the event that it confirms unauthorized access, disclosure, or material damage to Confidential Information (each a "Security Incident"), it shall notify the other party as soon as reasonably practicable.

(f)It shall provide the other party with information related to its Information Security Program.

(g)Upon Co-Managers' request, Subadviser will include a member(s) of its staff that is familiar with its Information Security Program in the periodic due diligence meetings with Co-Managers' staff to provide a presentation and answer questions on its Information Security Program.

6.(a) The Subadviser will not engage any third party to provide discretionary investment management services to the Allocated Portion without the express written consent of the Co-Managers. The Subadviser may employ an affiliate or a third party to perform administrative duties such as accounting, reporting, proxy voting and other ancillary services without the prior consent of the Co-Managers. In either case, the Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve the Subadviser of any of its obligations under this Agreement. The Subadviser agrees that it remains liable to the Co-Managers for an affiliate's or third party's compliance with this Agreement, applicable regulations and requirements to the same extent as if the Subadviser itself had acted or failed to act instead of the affiliate or third party.

(b)Notwithstanding any other provision of the Agreement, the Subadviser: (i) may provide information about the Co-Managers and the Trust to any affiliate or any unaffiliated third party for purposes of this Section 6; and (ii) shall ensure that any affiliate or unaffiliated third party to which services have been delegated hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject under this Agreement.

7.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, and their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a direct result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, its affiliated persons, and their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a direct result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Neither the Co-Managers nor the Subadviser shall be liable for any special, consequential, incidental or punitive damages.

8.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a Portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated Portfolio or portion thereof shall commence as of the close of business on the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser. The Co-Managers will commence the transition process for the delegated Portfolio or portion thereof of the Portfolio listed on Schedule A at the close of business on a date mutually agreed upon by the Co-Managers and the Subadviser and the Subadviser will become a subadviser of the Portfolio at that time. Notwithstanding anything to the contrary in the foregoing, if the Co-Managers engage a transition manager to execute purchases and sales in the delegated Portfolio or delegated portion thereof, the Subadviser will not be liable for losses caused by the default, fraud, act or omission, negligence or willful misconduct of such transition manager.

Any notice herein required is to be in writing and is deemed to have been given to the Subadviser, Co-Manager or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein).

All notices provided to the Co-Managers will be sent to:

655 Broad Street, 6th Floor Newark, NJ 07102

Attention: Secretary (for PGIM Investments)

Email: ashley.martin@prudential.com; kyle.bausch@prudential.com; Jennifer.yamin@prudential.com;

and

One Corporate Drive

Shelton, Connecticut 06484

Attention: Secretary (for ASTIS)

All notices provided to the Trust will be sent to:

655 Broad Street, 6th Floor

Newark, NJ 07102

Attention: Secretary

All notices provided to the Subadviser will be sent to:

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, NY 10017

Attn: Bootsie Beeks

Email: bootsie.beeks@jpmchase.com

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

11.This Agreement shall be governed by the laws of the State of New York.

12.This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.The Co-Managers and the Trust each acknowledges that the Subadviser operates so as to comply with all applicable federal, state and local laws relating to the prevention of money laundering and terrorist financing. The Co-Managers and the Trust each hereby acknowledges that it or its service provider agent has policies and procedures in place designed to comply with Anti -Money Laundering ("AML") requirements in the United States, including the Bank Secrecy Act as amended by the USA PATRIOT ACT as amended, and other applicable laws and regulations in those jurisdictions where the Co-Managers or the Trust operate, relating to the prevention of money laundering and terrorist financing ("AML Program"). The Co-Managers and the Trust each also acknowledges that it or its service provider agent has policies and procedures in place designed to comply with the prohibitions and restrictions mandated by the U.S. Treasury Department's Office of Foreign Assets Control and all other sanctions laws and regulations applicable in the jurisdictions in which it operates. To the knowledge of the Co-Managers and the Trust, any solicitations and other activities by it or, as applicable, its service providers in connection with the Trust have been and will be conducted in accordance with such applicable AML and sanctions laws and regulations.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/Timothy Cronin

Name: Timothy Cronin

Title: President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ Bootsie Beeks

Name: Bootsie Beeks

Title: Vice President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by J.P. Morgan Investment Management Inc. (J.P. Morgan), PGIM Investments LLC and AST Investment Services, Inc. will pay J.P. Morgan a subadvisory fee on the average daily net assets managed by J.P. Morgan that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*,**

AST Advanced Strategies Portfolio	0.20% of average daily net assets to $500 million;
0.18% of the next $500 million of average daily net assets;
0.17% of average daily net assets over $1 billion

*In the event J.P. Morgan invests Trust assets in other pooled investment vehicles it manages or subadvises, J.P. Morgan will waive its subadvisory fee for the Trust in an amount equal to the acquired fund fee paid to J.P. Morgan with respect to the Trust assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the advisory fee payable to J.P. Morgan, the assets managed by J.P. Morgan in the following will be aggregated:

(i) AST Academic Strategies Asset Allocation Portfolio; (ii) AST Advanced Strategies Portfolio; (iii) AST Balanced Asset Allocation Portfolio; (iv) AST Capital Growth Asset Allocation Portfolio; (v) AST Preservation Asset Allocation Portfolio; and (vi) AST Large-Cap Core Portfolio.

Dated as of: November 10, 2023

EXHIBIT C

MANAGEMENT OF JENNISON ASSOCIATES LLC

Jennison Associates LLC (Jennison) is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2023, Jennison managed in excess of $194.1 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

The table below lists the names, addresses, and positions of Jennison's principal executive officer and each of its directors.

Name & Address*	Position
Jeffrey T. Becker	Chairman, Director and Chief Executive Officer
Kenneth Moore	Executive Vice President, Treasurer, Chief Operating Officer and
Director
Stephanie D. Willis	Managing Director and Chief Compliance Officer
Mirry M. Hwang	Managing Director, Secretary and Chief Legal Officer
Janice Vrdoljak	Managing Director and Chief Financial Officer
Kathleen A. McCarragher	Managing Director, Head of Growth Equity and Director
David A. Hunt	Director
Taimur Hyat	Director
Jurgen Muhlhauser	Director
Pamela M. Sinclair	Director

* The principal mailing address of the principal executive officer and each director is 466 Lexington Avenue, New York, New York 10017.

COMPARABLE FUNDS FOR WHICH JENNISON

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which Jennison provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of
	(as of December 31, 2023)	Advisory/Subadvisory Fee Paid to
		Jennison
PGIM Jennison Rising Dividend Fund	$121	0.39% on all assets

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EXHIBIT D

PGIM REAL ESTATE

PGIM Real Estate is a business unit of PGIM, Inc. (PGIM), which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. PGIM Real Estate's address is 655 Broad Street, 14th Floor, Newark, New Jersey 07102. PGIM Real Estate, comprised of fund management centers in the United States in New Jersey and Atlanta, GA, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PGIM Real Estate managed $209.6 billion in gross real estate assets ($134.2 billion net) as of December 31, 2023.

The table below lists the names, addresses, and positions of PGIM Real Estate's principal executive officer and each of its directors.

Name & Address*	Position
David A. Hunt	Director
Jurgen Muhlhauser	Director, Chief Financial Officer
John Vibert	Director
Matthew R. Douglass	Director
Catherine Marcus	Co-Chief Executive Officer
Raimondo Amabile	Co-Chief Executive Officer
Soultana P. Reigle	Head of US Equity
Bryan P. McDonnell	Head of US Debt, Chair of Global Debt
John M. Ewing	Chief Legal Officer, Chief Compliance Officer

*The principal mailing address of the principal executive officer and each director is c/o PGIM Real Estate at 655 Broad Street, 14th Floor, Newark, New Jersey 07102.

COMPARABLE FUNDS FOR WHICH PGIM REAL ESTATE

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which PGIM Real Estate provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee
	(as of December 31, 2023)	Paid to PGIM Real Estate
PGIM U.S. Real Estate Fund	$97.5	0.375% of average daily net assets
AST Academic Portfolio (PGIM Real Estate Sleeve)	$178.6	0.38%

D-1

EXHIBIT E

J.P. MORGAN INVESTMENT MANAGEMENT INC. (J.P. MORGAN)

J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2023, J.P. Morgan and its affiliated companies had approximately $2.947 trillion in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.

The table below lists the names, addresses, and positions of J.P. Morgan's principal executive officer and each of its directors.

Name & Address*	Position
GATCH, GEORGE, CROSBY WHITE	DIRECTOR/CHAIRMAN
QUINSEE, PAUL, ANTHONY	DIRECTOR/HEAD OF GLOBAL EQUITIES
POWELL, ANDREW, RICHARD	DIRECTOR / AM CAO / HEAD OF GLOBAL CLIENT SERVICE / SENIOR BUSINESS MANAGER
DONOHUE, JOHN, THOMAS	DIRECTOR / PRESIDENT / CEO / HEAD OF GLOBAL LIQUIDITY
DOWD, JOY, CATHERINE	DIRECTOR
MICHELE, ROBERT, CHARLES	DIRECTOR /HEAD OF GLOBAL FIXED INCOME, CURRENCY & COMMODITIES
PIL, ANTON, CYRIEL	DIRECTOR / HEAD OF GLOBAL ALTERNATIVES
LASKOWITZ, JEDEDIAH, ISIAH, M	HEAD OF GLOBAL ASSET MANAGEMENT SOLUTIONS
OLIVA, JOHN, L	CHIEF COMPLIANCE OFFICER
LISHER, ANDREA, L	DIRECTOR / HEAD OF AMERICAS, CLIENT
BONANNO, PETER, VICTOR	GENERAL COUNSEL, ASSET MANAGEMENT
MANGHILLIS, KATHERINE, GAIL	SECRETARY
HESSE, BENJAMIN, A	DIRECTOR, CHIEF FINANCIAL OFFICER, TREASURER

*The principal mailing address of the principal executive officer and each director is c/o J.P. Morgan at 383 Madison Avenue, New York, NY 10179

COMPARABLE FUNDS FOR WHICH J.P. MORGAN

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which J.P. Morgan provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid
	(as of December 31, 2023)	to J.P. Morgan
Client A	$1,866	20 bps on first $500 mm
		18 bps on next $500 mm
		17 bps on balance
Client B	$1,396	20 bps on first $500 mm
		18 bps on next $500 mm
		17 bps on next $500 mm
		15 bps on balance
Client C	$422	20 bps on first $500 mm
		18 bps on next $500 mm
		17 bps on balance
Client D	$192	30 bps on first $100 mm
		20 bps on next $500 mm
		18 bps on balance
Client E	$164	20 bps on first $500 mm
		18 bps on next $500 mm
		17 bps on balance
Client F	$81	20 bps flat

E-1

EXHIBIT F

SHAREHOLDER INFORMATION

As of February 15, 2024, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of February 15, 2024, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage

AST Advanced	PRUCO Life Insurance Company	213 Washington St	11599164.103/38.35%
Strategies Portfolio	PLAZ Annuity	Newark NJ, 07102-0000
Attn: Separate Accounts 7th Floor
	Fortitude Life Insurance & Annuity	Ten Exchange Place Suite 2210	5,312,324.650/17.56%
Jersey City NJ, 07302
	PRUCO Life Insurance Company	213 Washington St	4,597,290.410/15.20%
	PLAZ Life	Newark NJ, 07102-0000
Attn: Separate Accounts 7th Floor
	Prudential Insurance Co of America	80 Livingston Avenue	3,770,377.321/12.47%
	Prudential Financial	Building, Ros 3
	PruBenefit Funding	Roseland, NJ 07068-0000
Attn: Tessie Businelli
	PRUCO Life Insurance Company	213 Washington St	2,755,884.800/9.11%
	Pru Life	Newark NJ, 07102-0000
Attn: Separate Accounts 7th Floor
	PRUCO Life Insurance Company	213 Washington St	1,646,032.348/5.44%
	PLNJ Annuity	Newark NJ, 07102-0000
Attn: Separate Accounts 7th Floor

F-1

ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

655 Broad Street

6th Floor Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT (THE NOTICE)

The Information Statement referenced in this Notice is available at: www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding new subadvisory agreements for the AST Advanced Strategies Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio's website to review a complete copy of the Information Statement, which contains important information about the Portfolio's new subadvisers and new subadvisory agreements.

As discussed in the Information Statement, at a meeting held on September 19-20, 2023, the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved new subadvisory agreements for the Portfolio (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements) with Jennison Associates LLC, PGIM Real Estate, a business unit of PGIM, Inc. (PGIM Real Estate), and J.P. Morgan Investment Management Inc. (collectively, the New Subadvisers).

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS and together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreements to replace existing subadvisory agreements with Massachusetts Financial Services Company (MFS), Pacific Investment Management Company, LLC (PIMCO), T. Rowe Price Associates, Inc. (T. Rowe Price) and William Blair Investment Management, LLC (William Blair). Prior to December 11, 2023, LSV Asset Management (LSV), MFS, PGIM Fixed Income, a business unit of PGIM, Inc. (PGIM Fixed Income), PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), PIMCO, T. Rowe Price and William Blair served as subadvisers to the Portfolio, and PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc. (PGIML), served as sub-subadviser to the Portfolio. Effective December 11, 2023, the New Subadvisers were added as new subadvisers to serve alongside the Portfolio's existing subadvisers, PGIM Quantitative Solutions, PGIM Fixed Income, and LSV, and the Portfolio's sub-subadviser, PGIML. The New Subadvisory Agreements became effective on December 11, 2023, and will not affect the subadvisory agreement with LSV. The investment management agreement relating to the Portfolio has not been and, will not be changed as a result of the New Subadvisory Agreements. The Manager will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement provides such notice of the changes and presents information regarding the New Subadvisers and the New Subadvisory Agreements.

This Notice is being mailed on or about February 27, 2024, to all shareholders of record as of the close of business on December 11, 2023. A copy of the Information Statement will remain on the Portfolio's website for you to view and print until May 28, 2024.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until May 28, 2024. To ensure prompt delivery, you should make your request no later than May 13, 2024. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

THIS NOTICE AND THE INFORMATION STATEMENT ARE FOR YOUR INFORMATION ONLY. YOU ARE NOT REQUIRED TO TAKE

ANY ACTION.

ASTASN2